(K)(7)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY

VOYA ASIA PACIFIC HIGH DIVIDEND	Voya Short Duration High Income Fund
EQUITY INCOME FUND	Voya Short Term Bond Fund
Voya Strategic Income Opportunities Fund
VOYA BALANCED PORTFOLIO, INC.	Voya VACS Series HYB Fund
Voya Balanced Portfolio
VOYA GLOBAL ADVANTAGE AND
VOYA CREDIT INCOME FUND	PREMIUM OPPORTUNITY FUND
VOYA EMERGING MARKETS HIGH	VOYA GLOBAL EQUITY DIVIDEND
DIVIDEND EQUITY FUND	AND PREMIUM OPPORTUNITY FUND
VOYA ENHANCED SECURITIZED	VOYA GOVERNMENT MONEY
INCOME FUND	MARKET PORTFOLIO
VOYA EQUITY TRUST	VOYA INFRASTRUCTURE,
Voya Corporate Leaders® 100 Fund	INDUSTRIALS AND MATERIALS FUND
Voya Global Multi-Asset Fund
Voya Large-Cap Growth Fund	VOYA INTERMEDIATE BOND
Voya Large Cap Value Fund	PORTFOLIO
Voya Mid Cap Research Enhanced Index
Fund	VOYA INVESTORS TRUST
Voya MidCap Opportunities Fund	Voya Balanced Income Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Global Perspectives® Portfolio
Voya Small Cap Growth Fund	Voya Government Liquid Assets Portfolio1
Voya Small Company Fund	Voya High Yield Portfolio1
Voya U.S. High Dividend Low Volatility	Voya Large Cap Growth Portfolio
Fund	Voya Large Cap Value Portfolio
Voya VACS Series MCV Fund	Voya Limited Maturity Bond Portfolio1
Voya Retirement Conservative Portfolio
VOYA FUNDS TRUST	Voya Retirement Growth Portfolio
Voya Floating Rate Fund	Voya Retirement Moderate Growth Portfolio
Voya GNMA Income Fund	Voya Retirement Moderate Portfolio
Voya Government Money Market Fund	Voya U.S. Stock Index Portfolio1
Voya High Yield Bond Fund	Voya VACS Index Series S Portfolio
Voya Intermediate Bond Fund

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(7)(a)
VOYA INVESTORS TRUST (cont.)	Voya Index Solution 2040 Portfolio
VY® BlackRock Inflation Protected Bond	Voya Index Solution 2045 Portfolio
Portfolio	Voya Index Solution 2050 Portfolio
VY® CBRE Global Real Estate Portfolio	Voya Index Solution 2055 Portfolio
VY® CBRE Real Estate Portfolio	Voya Index Solution 2060 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Index Solution 2065 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Index Solution Income Portfolio
Portfolio1	Voya International High Dividend Low
VY® JPMorgan Small Cap Core Equity	Volatility Portfolio
Portfolio1	Voya Solution 2025 Portfolio
VY® Morgan Stanley Global Franchise	Voya Solution 2030 Portfolio
Portfolio1	Voya Solution 2035 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Solution 2040 Portfolio
Portfolio1	Voya Solution 2045 Portfolio
VY® T. Rowe Price Equity Income Portfolio1	Voya Solution 2050 Portfolio
Voya Solution 2055 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2060 Portfolio
Voya Global Bond Fund	Voya Solution 2065 Portfolio
Voya Global Diversified Payment Fund	Voya Solution Aggressive Portfolio
Voya Global High Dividend Low Volatility	Voya Solution Balanced Portfolio
Fund	Voya Solution Conservative Portfolio
Voya Global Perspectives® Fund	Voya Solution Income Portfolio
Voya International High Dividend Low	Voya Solution Moderately Aggressive
Volatility Fund	Portfolio
Voya Multi-Manager Emerging Markets	Voya Solution Moderately Conservative
Equity Fund	Portfolio
Voya Multi-Manager International Equity	VY® American Century Small-Mid Cap
Fund	Value Portfolio
Voya Multi-Manager-International Factors	VY® Baron Growth Portfolio
Fund	VY® Columbia Contrarian Core Portfolio
Voya Multi-Manager International Small Cap	VY® Columbia Small Cap Value II Portfolio
Fund	VY® Invesco Comstock Portfolio
Voya VACS Series EME Fund	VY® Invesco Equity and Income Portfolio
VY® JPMorgan Mid Cap Value Portfolio
VOYA PARTNERS, INC.	VY® T. Rowe Price Diversified Mid Cap
Voya Global Bond Portfolio	Growth Portfolio
Voya Global Insights Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Index Solution 2025 Portfolio
Voya Index Solution 2030 Portfolio
Voya Index Solution 2035 Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(7)(a)
VOYA SEPARATE PORTFOLIOS	Voya Russell™ Large Cap Growth Index
TRUST	Portfolio
Voya Investment Grade Credit Fund	Voya Russell™ Large Cap Index Portfolio
Voya Securitized Credit Fund	Voya Russell™ Large Cap Value Index
Voya Target In-Retirement Fund2	Portfolio
Voya Target Retirement 2025 Fund2	Voya Russell™ Mid Cap Growth Index
Voya Target Retirement 2030 Fund2	Portfolio
Voya Target Retirement 2035 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2040 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2045 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2050 Fund2	Voya U.S. Bond Index Portfolio
Voya Target Retirement 2055 Fund2	Voya VACS Index Series EM Portfolio
Voya Target Retirement 2060 Fund2	Voya VACS Index Series I Portfolio
Voya Target Retirement 2065 Fund2	Voya VACS Index Series MC Portfolio
Voya VACS Series EMCD Fund	Voya VACS Index Series SC Portfolio
Voya VACS Series EMHCD Fund
Voya VACS Series SC Fund	VOYA VARIABLE PRODUCTS TRUST
Voya MidCap Opportunities Portfolio
VOYA STRATEGIC ALLOCATION	Voya SmallCap Opportunities Portfolio
PORTFOLIOS, INC.
Voya Strategic Allocation Conservative
Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate Portfolio
VOYA VARIABLE FUNDS
Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE TRUST
VY® BrandywineGLOBAL – Bond Portfolio
VOYA VARIABLE PORTFOLIOS, INC.
Voya Emerging Markets Index Portfolio
Voya Global High Dividend Low Volatility
Portfolio
Voya Index Plus LargeCap Portfolio
Voya Index Plus MidCap Portfolio
Voya Index Plus SmallCap Portfolio
Voya International Index Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3